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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                    -----------------------------------------
        Date of Report (Date of earliest event reported): April 20, 2004


                       PENNSYLVANIA COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Pennsylvania                333-78445           25-1834776
    ---------------------------- --------------------- ---------------------
  (State or other jurisdiction of       (Commission     (I.R.S. Employer
    incorporation or organization)      file number)    Identification No.)



                100 Senate Avenue, Camp Hill, Pennsylvania      17011
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               (Address of Principal Executive Offices)         (zip code)



                                 (717) 975-5630
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                     (Telephone number, including area code)




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Item 7.  Financial Statements and Exhibits

      Exhibit No.
      -----------

        99.1     Press Release, dated April 20, 2004

        99.2     Supplemental Information



Item 12.  Results of Operations and Financial Condition

         On April 20, 2004, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting financial results for its first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

         On April 20, 2004 the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Pennsylvania Commerce Bancorp, Inc.
                                    --------------------------------------------
                                                      (Registrant)



         Date: April 20, 2004       /s/ Gary L. Nalbandian
                                    --------------------------------------------
                                    Gary L. Nalbandian,
                                    Chairman and President

                                    /s/ Mark A. Zody
                                    --------------------------------------------
                                    Mark A. Zody,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


        Exhibit No.                 DESCRIPTION
        -----------                -------------

         99.1 Press Release of Pennsylvania Commerce Bancorp, Inc. dated April 20, 2004.

         99.2     Supplemental Information